[THE PRIMARY TREND FUNDS LOGO]
ANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
JUNE 30, 2002

MESSAGE TO SHAREHOLDERS...

     "Enronitis will continue to plague the equity markets in the near term. Bankruptcies, accounting fraud, litigation and corporate cash crunches are all elements affecting investors' confidence right now.
Couple this with uncertainty surrounding the economy, unemployment and war and the U.S. stock market would seemingly have one ugly cauldron of trouble brewing. We would point out . . . that it always looks ugliest at the bottom. Major bankruptcies tend to coincide with market bottoms, not tops
.. . . we cannot rule out a bona fide retest of the September low on the Dow
Jones Industrial Average in the 8000-9000 range . . ."

                                        THE PRIMARY TREND FUNDS
                                        December 31, 2001 _ Semiannual Report

  And here we are, six months later, flirting with those lows of last fall and solidly entrenched in that 8000-9000 range on the Dow.

  For individual and professional investors alike, it has been a horrendous equity environment. And we date this bear market to April 1998, not March 2000, as so many pundits would have you believe. The true underlying bear market began as a stealth bear market -- solely making its mark on the "old economy" stocks starting in April 1998 and carrying through into early 2000. At that time, the bear market that was in full force was seemingly non-existent to Wall Street since they were so wrapped up in the "new era" dot.com bubble and tech-driven market mania. It wasn't until the spring of 2000 when the bear market entered Stage 2 of its decline that Wall Street (and Main Street for that matter) took notice. After all, most of the "success stories", spotlight and money were concentrated in the tech arena. In fact, over 35% of the Standard & Poor's 500 Index was overweighted in technology at its peak (that weighting has now dwindled to less than 15%). What the market giveth, the market also taketh away.

  We have now entered Stage 3 of the bear market -- the final phase. The final phase is characterized by a "wash-out" -- a wholesale dumping of shares regardless of sector, market capitalization or fundamental value. And we have definitely witnessed this brutal selling since mid-May where there has been no place to hide. Technology stocks have continued their erosion. Financials and healthcare have been hit hard, as well as utilities. Even the small and mid-cap sectors have relinquished their leadership roles. Wall Street is bathing in as much fear now as it was greed in early 2000.

  The fear is not without reason. Over $1.4 trillion in market value has been erased in just the last two weeks -- and over $7.7 trillion of paper wealth has evaporated since the markets peaked in 2000.

  After the U.S. stock markets posted a stunning rally in the fourth quarter to recoup some of the losses inflicted during the "post- 9-11" sell-off, it was back to business as usual in the first few months of 2002. Volatility ruled the day as investors tried to gauge the impact of Enron and Andersen's fraud, bankruptcies that were mounting, credit worthiness that was eroding and an economy that was floundering. However, the months of May and June quickly erased any progress that was being made on the equity front. For the year ended June 30, 2002, of the popular market averages, the DJIA performed the "best" with a total return loss of 10.31%. Still sickened by its telecom and technology exposure, the S&P 500 Index declined 17.99%, and the NASDAQ Composite was brutalized for a 32.07% loss.

  Preservation of capital, one of the cornerstones of our investment philosophy, is not a very popular strategy until a bear market is upon us. While we are NOT satisfied with negative returns, The Primary Trend Funds have performed relatively well considering the carnage experienced by the popular averages. For the 12 months ended June 30, 2002, The Primary Trend Funds generated the following total returns for its shareholders:

                    THE PRIMARY TREND FUND                -2.77%
                    THE PRIMARY INCOME FUND               -0.37%

THE PRIMARY TREND FUND
----------------------

  Success isn't always measured by how much money you make, but how much you keep. After a couple strong years of absolute and relative performance, The Primary Trend Fund shareholders are now being tested as the bear market takes its final breath. Thus far, we have only been bruised in a market that has been littered with fatalities.

  Our value-oriented philosophy has continued to steer us clear of the Info Technology sector, the most battered area in the last two-plus years. The portfolio has only 3.1% of its assets (Hewlett-Packard and Intel) tied up in that sector, while the S&P 500 Index has an 18.2% representation (as of June 30, 2002). We still believe leadership in the next bull cycle lies elsewhere and do not anticipate info technology being a major investment theme in the portfolio as we move forward.

  Consumer staple stocks, however, have been a bastion of strength during the turbulent stock market climate. Our overweighted exposure (15.2% of the portfolio vs. 8.3% for the S&P 500 Index) in names such as Albertson's, Anheuser-Busch, Archer Daniels Midland, Kraft Foods, Newell Rubbermaid and Unilever plc has helped the Fund play defense. We have been trimming our exposure in this area, however, and expect to redeploy these proceeds into names with a more cyclical flavor as the economic rebound takes a stronger hold on psychology.

  We have taken some profits in our restaurant holdings, Darden Restaurants and Wendy's International, and funneling those dollars into other undervalued consumer cyclical stocks such as cable, entertainment and autos.

  Overvaluation, in our minds, has plagued the Healthcare sector for some time. As such, our scant exposure has allowed us to sidestep the drug stock collapse. But now the attractive valuations and excessive negativity are creating some long-term opportunities. While we may be early, we have increased our healthcare holdings to 6.3% (vs. 14.4% for the S&P 500) by initiating positions in Schering-Plough and Bristol-Myers Squibb.

  Our cash position of 10% on December 31, 2001, has steadily increased to 20% over the last six months as we took advantage of individual rallies in a number of issues. Our cash cushion has acted as somewhat of a buffer during the latest decline; but more importantly, it allows us the flexibility to capitalize on the undervalued buying opportunities being presented in this volatile market. We envision cash positions being reduced in the months ahead as more positive trends develop in the stock market.

THE PRIMARY INCOME FUND
-----------------------

  Once again, shareholders in The Primary Income Fund reaped the benefits that a conservative, income-oriented portfolio has to offer during a volatile and wealth-damaging investment climate.

  Despite the Fed's accommodating efforts at lowering interest rates to multi-year lows, interest-sensitive sectors such as financials and utilities still fell victim to the bear market. In fact, the Utility sector faced additional accounting hurdles related to the Enron fiasco -- to include Dynegy, Williams Companies and other power-trading entities. Consequently, the S&P Utilities Index declined a staggering 31.8% (including dividends) for the 12 months ended June 30, 2002. The Primary Income Fund's 28% weighting in the utility sector (19% in utility common stocks and 9% in utility fixed-income securities), however, avoided the daily disasters that became prevalent in the utility sector. We continue to focus our efforts on the "plain vanilla" electric and natural gas distribution utilities, while eschewing the more speculative "power plays".

  Similar to The Primary Trend Fund, the 25% exposure to consumer growth stocks in The Primary Income Fund continued to serve as an anchor in the stock market storm. We anticipate reducing exposure to this defensive group, however, and allocating future investments to above-average, dividend-paying cyclical stocks.

  Our fixed-income exposure in the Fund has held steady at just under 14% of total assets. Our outlook for bonds remains bearish, which translates into anticipated weak bond prices and, therefore, higher interest rates. In this expected environment, we are keeping maturities very short; in fact, no single bond issue has a maturity date longer than 2005.

  In addition to the 14% fixed-income allocation, the Fund also has a 9% cash position. Together, we consider this potential buying power of 23% "cash" which we will deploy as this bear market creates some long-term bargains in conservative equities.

FEAR FACTOR
-----------

  "Major bankruptcies occur near major market bottoms, not market tops." If that alone rings the bell at a bottom, then we are there. Thus far this year, corporate casualties include Enron, Kmart, Adelphia and Global Crossing, to name just a few. In addition, on July 21, WorldCom filed for Chapter 11 bankruptcy protection. The $107 billion bankruptcy is the largest in U.S. history (Enron's $63 billion Chapter 11 filing is second).

  This is just one of the many ugly headlines that is haunting Wall Street right now. Corporate accounting scandals (some of which were aided and abetted by one of the top auditing firms, Arthur Andersen), outright fraud by CEOs and liquidity crises due to high debt burdens are all contributing to a chasm in investor confidence.

  Even the bureaucrats' attempts at allaying concerns have been fruitless (although this is hardly surprising). President Bush, in addressing Wall Street and America, declared the economy was on solid footings and vowed to plug the dike of corporate misdeeds. As our colleague Dennis Shebesta of Shebesta & Associates states: "The only President that ever talked the market higher was Lyndon Johnson when he said, 'I shall not seek, nor will I accept the nomination for another term as President of the United States.' " While there is no doubt that we do need additional oversight, the Federal Government's tendency to overregulate must be kept in check.

  Investors' confidence appears to be at a nadir. Mutual fund redemptions are now escalating, with over $47 billion fleeing stock mutual funds over the last month -- almost double the previous record set on 9/25/01. The pessimists claim that ongoing fund redemptions will keep this bear market rolling downhill. We disagree. After the Crash of '87, net fund redemptions continued heavily throughout 1988 -- even in the face of the strong 1988 bull market. Other contrary indicators also seem to be signaling for at least a short-term bottom. The Volatility Index (VIX), which measures investor anxiety, has spiked above 50 for only the fourth time in the last five years. The previous signals occurred in September of last year, the fall of 1998 and the fall of 1997 -- all associated with "crises" that coincided with stock market lows. In addition, bears finally outnumber the bulls in the Investors Intelligence poll -- the first time since last fall.

  We do not deny that there are some cooks spoiling the broth, but Corporate America, as a whole, is not corrupt. The economy surged +5.6% in the first quarter, productivity enhancements made their best showing since 1983, inventories are abnormally lean, inflation remains dormant and interest rates are at 30-year lows.

  So why is the stock market setting new lowso Unfortunately, the role of a bear market is to expunge the excesses of the previous bull market. And just as the Technology bubble went further on the upside than we thought due to greed, this bear market is going further on the downside due to fear. It is trading on emotion, not on fundamental value. In fact, the median P/E ratio for the top 1500 companies is now a mere 13.8x next year's earnings -- a far cry from "overvalued" as many professionals still claim. And relative to 10-year Treasury yields (a/k/a "The Greenspan Model"), the stock market is 25% undervalued.

  Already, the S&P 500 Index has dropped over 46% from its all-time highs of 2000 -- equivalent to the damage inflicted during the 1973-74 bear market. This is capitulation. Capitulation fueled by fear. Capitulation that typically earmarks a tradable bottom for investors. Now is not the time to develop a bunker mentality -- it is better to distance one's self from the herd.

  We have already taken some profits and raised some cash earlier in the year. Therefore, we are in an enviable position to do some bargain hunting during this market tumult instead of selling into this decline. But then again, that is the nature of a value-oriented investment philosophy. Today is the polar opposite of the euphoria of 1999-2000 -- to buy into weakness now may be as prescient as selling into strength then.

  All of us at Arnold Investment Counsel are committed to you as a fellow shareholder in The Primary Trend Funds. We are dedicated to helping you achieve above-average returns, while minimizing risks. And we look forward to extending our recent achievements in the months and years ahead.

  Sincerely,

  /s/ Lilli Gust                             /s/ Barry S. Arnold

  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

PORTFOLIOS OF INVESTMENTS
June 30, 2002

                             THE PRIMARY TREND FUND
                                                                        MARKET
    SHARES                                                 COST         VALUE
   -------                                                 ----        -------
             COMMON STOCKS      80.7%

    10,000   AOL Time Warner Inc.* <F1>
               (Entertainment and Media)              $   133,500  $   147,100
    26,366   AT&T Wireless Services, Inc.*<F1>
               (Telecommunications)                       248,574      154,241
     9,000   Abbott Laboratories
               (Pharmaceutical products)                  268,470      338,850
     8,000   Albertson's, Inc.
               (Retail food stores)                       168,185      243,680
    20,000   Allstate Corp. (Insurance)                   679,308      739,600
    10,000   Anheuser-Busch Companies, Inc.
               (Beverages)                                295,400      500,000
    39,728   Archer-Daniels-Midland Co.
               (Food processing)                          577,077      508,121
     6,998   BP plc (Integrated oil company)              143,640      353,329
     7,000   Bristol-Myers Squibb Co.
               (Pharmaceuticals)                          210,700      179,900
    15,000   COX Communications *<F1> (Cable T.V.)        433,090      413,250
    18,000   Carnival Corp. (Cruise lines)                458,319      498,420
    45,000   Cendant Corp.* (Diversified
               consumer services)                         611,830      714,600
     6,000   Chubb Corp. (Insurance)                      327,730      424,800
    10,000   Dana Corp. (Auto parts & equipment)          180,100      185,300
    15,000   Darden Restaurants, Inc.
               (Restaurant chains)                        102,551      370,500
    12,000   Du Pont (E.I.) de Nemours & Co.
               (Diversified chemicals)                    545,260      532,800
    24,000   Ford Motor Co.
               (Automotive manufacturing)                 408,660      384,000
    15,000   General Electric Co.
               (Diversified manufacturing)                456,520      435,750
    15,812   Hewlett-Packard Co. (Computers)              260,742      241,607
    14,000   Intel Corp. (Semiconductors)                 385,738      255,780
    10,000   Kraft Foods Inc., Class A
               (Food & beverages)                         310,000      409,500
    22,000   McDonald's Corp.
               (Restaurant chains)                        611,155      625,900
     7,000   Newell Rubbermaid, Inc.
               (Consumer products)                        183,618      245,420
    10,000   Newmont Mining Corp.
               (Gold Mining)                              194,600      263,300
    25,000   Occidental Petroleum Corp.
               (Integrated oil company)                   467,085      749,750
     8,000   PartnerRe Ltd. (Insurance)                   266,855      391,600
    10,000   PNC Financial Services Group, Inc.
               (Financial services)                       499,550      522,800
    20,000   Schering-Plough Corp.
               (Pharmaceuticals)                          580,660      492,000
     8,000   Unilever N.V. (Consumer products)            344,640      518,400
     5,580   United Technologies Corp. (Aerospace)        231,525      378,882
    10,000   Walt Disney Company
               (Entertainment and Media)                  212,500      189,000
    12,000   Wendy's International, Inc.
               (Restaurant chains)                        264,397      477,960
                                                      -----------  -----------
                       Total Common Stocks             11,061,979   12,886,140
                                                      -----------  -----------

             BONDS AND NOTES      1.8%
             CONVERTIBLE BOND

$   300,000  Analog Devices, Inc., 4.75%,
               due 10/1/05                            $   278,623  $   288,000
                                                      -----------  -----------
Total Bonds and Notes                                     278,623      288,000
                                                      -----------  -----------
Total Long-Term Investments                            11,340,602   13,174,140
                                                      -----------  -----------

             SHORT-TERM INVESTMENTS      17.5%

             VARIABLE RATE DEMAND NOTES
   675,257   American Family Insurance, Co., 1.46%        675,257      675,257
 1,996,826   U.S. Bank, N.A., 1.59%                     1,996,826    1,996,826
   121,834   Wisconsin Corporate Central
               Credit Union, 1.51%                        121,834      121,834
                                                      -----------  -----------
Total Short-Term Investments                            2,793,917    2,793,917
                                                      -----------  -----------
             TOTAL INVESTMENTS  100.0%                $14,134,519   15,968,057
                                                      -----------
                                                      -----------
             Liabilities less Other Assets  (0.0)%                     (4,759)
                                                                   -----------
             NET ASSETS   100.0%                                   $15,963,298
                                                                   -----------
                                                                   -----------

            SUMMARY OF INVESTMENTS BY SECTOR

                                                      PERCENT OF
            SECTOR                              INVESTMENT SECURITIES
            ------                              ---------------------
            Basic Materials                               5.0%
            Communications                                5.7%
            Consumer, Cyclical                           17.5%
            Consumer, Non-cyclical                       24.4%
            Energy                                        6.9%
            Financial                                    13.0%
            Industrial                                    5.1%
            Technology                                    4.9%
            Short-Term Investments                       17.5%
                                                        ------
            Total Investments                           100.0%


* <F1>Non-income producing

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND
                                                                        MARKET
    SHARES                                                 COST         VALUE
   -------                                                 ----        -------
             COMMON STOCKS      72.2%

     2,000   Abbott Laboratories
               (Pharmaceutical products)               $   59,660   $   75,300
     3,000   Albertson's Inc.
               (Retail food stores)                        71,400       91,380
     2,000   Alliant Energy Corp.
               (Electric and gas utility)                  61,700       51,400
     3,000   Allstate Corp. (Insurance)                   116,528      110,940
     2,000   Anheuser-Busch Companies, Inc.
               (Beverages)                                 59,080      100,000
     1,637   Apartment Investment & Management Co.
               (Real estate investment trust)              23,363       80,541
     1,600   BP plc (Integrated oil company)               33,685       80,784
     2,000   Bristol-Myers Squibb Co.
               (Pharmaceuticals)                           62,000       51,400
     3,000   Carnival Corp. (Cruise lines)                 76,734       83,070
     1,000   Chubb Corp. (Insurance)                       54,455       70,800
     2,000   Cinergy Corp. (Electric utility)              39,641       71,980
     2,000   Cleco Corp. (Electric utility)                45,390       43,800
     4,000   DPL, Inc. (Electric and gas utility)          40,678      105,800
     1,191   DTE Energy Co. (Electric utility)             56,834       53,166
     3,000   Darden Restaurants, Inc.
               (Restaurant chains)                         36,407       74,100
     2,500   Du Pont (E.I.) de Nemours & Co.
               (Diversified chemicals)                    114,000      111,000
     6,000   Ford Motor Co.
               (Automotive manufacturing)                 104,030       96,000
     4,000   General Electric Co.
               (Diversified manufacturing)                121,620      116,200
     2,000   Intel Corp. (Semiconductors)                  50,375       36,540
     3,000   KeySpan Corp. (Natural gas utility)           74,815      112,950
     5,000   McDonald's Corp. (Restaurant chains)         137,237      142,250
     3,000   Newell Rubbermaid, Inc.
               (Consumer products)                         78,694      105,180
     3,000   Occidental Petroleum Corp.
               (Integrated oil company)                    62,250       89,970
     2,000   PNC Financial Services Group, Inc.
               (Financial services)                        99,660      104,560
     4,000   Schering-Plough Corp.
               (Pharmaceuticals)                          120,350       98,400
     4,000   Sempra Energy (Natural gas utility)           62,362       88,520
     2,000   Unilever N.V. (Consumer products)             86,160      129,600
     2,000   Verizon Communications, Inc.
               (Telecommunications)                        90,364       80,300
     1,000   Walt Disney Company
               (Entertainment and Media)                   22,360       18,900
     2,000   Wendy's International, Inc.
               (Restaurant chains)                         45,441       79,660
     4,000   Wisconsin Energy Corp.
               (Electric and gas utility)                  98,278      101,080
                                                       ----------   ----------
             Total Common Stocks                        2,205,551    2,655,571
                                                       ----------   ----------
             PREFERRED STOCK      1.3%

     1,000   Central Maine Power $3.50                     55,250       49,750
                                                       ----------   ----------

             BONDS AND NOTES      13.8%
             CORPORATE NOTES

$   100,000  Developers Diversified
               Realty Corp., 7.01%, due 2/7/03       $     99,714  $   102,502
    99,000   Philadelphia Electric Co.,
               6.625%, due 3/1/03                          99,383      101,797
    50,000   Peoples Gas Light Co., 6.37%,
               due 5/1/03                                  50,178       51,545
    50,000   Northern Illinois Gas Co.,
               5.75%, due 6/1/03                           49,767       51,416
   100,000   Wisconsin Gas Company,
               6.375%, due 11/1/05                        100,477      104,939
                                                       ----------   ----------
             Total Corporate Notes                        399,519      412,199
                                                       ----------   ----------
             CONVERTIBLE BOND

   100,000   Analog Devices, Inc.
               (Semiconductors), 4.75%, due 10/1/05        92,876       96,000
                                                       ----------   ----------
             Total Bonds and Notes                        492,395      508,199
                                                       ----------   ----------
             Total Long -Term Investments               2,753,196    3,213,520
                                                       ----------   ----------

             SHORT-TERM INVESTMENTS      8.6%

             VARIABLE RATE DEMAND NOTES
    10,773   American Family Insurance, Co., 1.46%         10,773       10,773
   258,402   U.S. Bank, N.A., 1.59%                       258,402      258,402
    24,959   Wisconsin Corporate Central
               Credit Union, 1.51%                         24,959       24,959
    20,625   Wisconsin Electric Power Co., 1.46%           20,625       20,625
                                                       ----------   ----------
             Total Short-Term Investments                 314,759      314,759
                                                       ----------   ----------
             TOTAL INVESTMENTS   95.9%                 $3,067,955    3,528,279
                                                       ----------
                                                       ----------
             Other Assets less Liabilities   4.1%                      151,363
                                                                    ----------
             NET ASSETS   100.0%                                    $3,679,642
                                                                    ----------
                                                                    ----------
            SUMMARY OF INVESTMENTS BY SECTOR

                                                PERCENT OF
            SECTOR                        INVESTMENT SECURITIES
            ------                        ---------------------

            Basic Materials                         3.2%
            Communications                          2.8%
            Consumer, Cyclical                     16.4%
            Consumer, Non-cyclical                 15.5%
            Energy                                  4.8%
            Financial                              13.3%
            Industrial                              3.3%
            Technology                              3.8%
            Utilities                              28.0%
            Short-Term Investments                  8.9%
                                                  ______
            Total Investments                     100.0%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                                    THE PRIMARY     THE PRIMARY
                                                     TREND FUND     INCOME FUND
                                                     ----------     -----------
Assets:

   Investments, at Value:
     Common Stocks                                  $12,886,140     $2,655,571
     Preferred Stocks                                        --         49,750
     Bonds and Notes                                    288,000        508,199
     Short-Term Investments                           2,793,917        314,759
                                                    -----------     ----------
       Total Investments (Cost $14,134,519 and
         $3,067,955, respectively)                   15,968,057      3,528,279
     Receivable for Investments Sold                    336,590        217,180
     Dividends Receivable                                17,815          5,090
     Interest Receivable                                  6,941          6,498
     Capital Shares Receivable                              100             --
     Prepaid Expenses and Other Assets                    9,822          6,028
                                                    -----------     ----------
       Total Assets                                  16,339,325      3,763,075
                                                    -----------     ----------
Liabilities

   Payable for Investments Purchased                    344,430         62,937
   Accrued Investment Advisory Fees                       9,933          5,236
   Other                                                 21,664         15,260
                                                    -----------     ----------
       Total Liabilities                                376,027         83,433
                                                    -----------     ----------
Net Assets                                          $15,963,298     $3,679,642
                                                    -----------     ----------
                                                    -----------     ----------

Shares Outstanding                                    1,347,830        309,180

Net Asset Value Per Share                           $     11.84     $    11.90
                                                    -----------     ----------
                                                    -----------     ----------
Net Assets Consist of:
   Capital Stock (30,000,000 shares
     authorized each)                               $13,563,800     $3,314,157
   Net Unrealized Appreciation of Investments         1,833,538        460,324
   Undistributed Net Investment Income                   19,262             49
   Undistributed Net Realized Gains (Losses)            546,698       (94,888)
                                                    -----------     ----------
Net Assets                                          $15,963,298     $3,679,642
                                                    -----------     ----------
                                                    -----------     ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the year ended June 30, 2002
                                                    THE PRIMARY     THE PRIMARY
                                                     TREND FUND     INCOME FUND
                                                     ----------     -----------
Income:
   Interest                                         $    68,156   $   40,985
   Dividends                                            241,029(a)    80,884(b)
                                                              <F2>         <F3>
                                                    -----------   ----------
   Total Income                                       309,185        121,869
                                                    -----------   ----------
Expenses:
   Investment Advisory Fees (Note 3)                  123,632         27,620
   Administration and Accounting Fees                  34,999         24,999
   Shareholder Servicing Costs                         29,261         11,837
   Professional Fees                                   27,501         22,398
   Registration Fees                                    5,732          5,530
   Printing                                             4,459          1,562
   Custodial Fees                                       4,156          3,076
   Postage                                              2,482            583
   Insurance                                            2,168            472
   Pricing                                              1,595          2,441
   Other                                                3,938          3,144
                                                    -----------   ----------
   Total Expenses Before Reimbursement                239,923        103,662
   Less Expenses Reimbursed By Adviser (Note 3)            --        (66,338)
                                                    -----------   ----------
   Net Expenses                                       239,923         37,324
                                                    -----------   ----------
Net Investment Income                                  69,262         84,545
                                                    -----------   ----------
Net Realized Gain on Investments                      546,706         18,353
Change in Net Unrealized Appreciation
  of Investments                                   (1,093,178)      (116,484)
                                                    -----------   ----------
Net Realized and Unrealized Loss on Investments      (546,472)       (98,131)
                                                    -----------   ----------
Net Decrease in Net Assets From Operations          $(477,210)    $  (13,586)
                                                    -----------   ----------
                                                    -----------   ----------

 (a)<F2> Net of $2,776 in foreign withholding taxes.
 (b)<F3> Net of $672 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 2002 and 2001

                                                           THE PRIMARY                                THE PRIMARY
                                                            TREND FUND                                INCOME FUND
                                                 -------------------------------            ------------------------------
                                                     2002                2001                  2002                2001
                                                  -----------         -----------           ----------          ----------
Operations:
     Net Investment Income                        $    69,262         $   229,614           $   84,545          $  110,187
     Net Realized Gain
       on Investments                                 546,706             655,546               18,353              46,700
     Change in Net Unrealized Appreciation
       (Depreciation) of Investments               (1,093,178)           2,409,647            (116,484)            522,846
                                                  -----------         -----------           ----------          ----------
     Net Increase (Decrease) in Net
       Assets from Operations                       (477,210)           3,294,807             (13,586)             679,733
                                                  -----------         -----------           ----------          ----------
Distributions to Shareholders:
     From Net Investment Income                      (169,847)           (279,821)             (84,635)           (110,305)
     From Net Realized Gains                         (124,759)           (440,483)                  --                  --
                                                  -----------         -----------           ----------          ----------
     Decrease in Net Assets
       from Distributions                            (294,606)           (720,304)             (84,635)           (110,305)
                                                  -----------         -----------           ----------          ----------
Fund Share Transactions:
     Proceeds from Shares Sold                        753,979           2,107,656              159,451             146,817
     Reinvested Distributions                         276,186             674,396               74,547              97,063
     Cost of Shares Redeemed                       (1,945,327)         (2,493,489)            (181,914)           (459,289)
                                                  -----------         -----------           ----------          ----------
     Net Increase (Decrease) in Net Assets
       from Fund Share Transactions                  (915,162)            288,563               52,084            (215,409)
                                                  -----------         -----------           ----------          ----------

Total Increase (Decrease) in
  Net Assets                                      (1,686,978)           2,863,066             (46,137)             354,019
Net Assets:
     Beginning of Period                           17,650,276          14,787,210            3,725,779           3,371,760
                                                  -----------         -----------           ----------          ----------
     End of Period                                $15,963,298         $17,650,276           $3,679,642          $3,725,779
                                                  -----------         -----------           ----------          ----------
                                                  -----------         -----------           ----------          ----------
Undistributed Net Investment
  Income at End of Period                         $    19,262         $   119,870           $       49          $      139
                                                  -----------         -----------           ----------          ----------
                                                  -----------         -----------           ----------          ----------
Transactions in Shares:
     Sales                                             62,456             177,683               13,188              12,444
     Reinvested Distributions                          22,632              56,612                6,171               8,259
     Redemptions                                     (161,693)           (211,460)             (14,989)            (40,041)
                                                  -----------         -----------           ----------          ----------
     Net Increase (Decrease)                          (76,605)             22,835                4,370             (19,338)
                                                  -----------         -----------           ----------          ----------
                                                  -----------         -----------           ----------          ----------



                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operating performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

                                                                 2002           2001          2000            1999        1998
                                                                ------         ------         ------          ------      ------
THE PRIMARY TREND FUND

PER SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year                              $12.39         $10.55         $12.64          $13.98      $14.82
                                                                ------         ------         ------          ------      ------
Net Investment Income                                             0.05           0.16           0.20            0.19        0.13
Net Realized and Unrealized Gain (Loss) on Investments           (0.39)          2.19          (1.53)           0.23        1.60
                                                                ------         ------         ------          ------      ------
Total from Investment Operations                                 (0.34)          2.35          (1.33)           0.42        1.73
                                                                ------         ------         ------          ------      ------
Less Distributions:
     From Net Investment Income                                  (0.12)         (0.20)         (0.17)          (0.16)      (0.06)
     From Net Realized Gains                                     (0.09)         (0.31)         (0.59)          (1.60)      (2.51)
                                                                ------         ------         ------          ------      ------
     Total Distributions                                         (0.21)         (0.51)         (0.76)          (1.76)      (2.57)
                                                                ------         ------         ------          ------      ------
Net Increase (Decrease)                                          (0.55)          1.84          (2.09)          (1.34)      (0.84)
                                                                ------         ------         ------          ------      ------
Net Asset Value, End of Year                                    $11.84         $12.39         $10.55          $12.64      $13.98
                                                                ------         ------         ------          ------      ------
                                                                ------         ------         ------          ------      ------
TOTAL INVESTMENT RETURN                                         (2.8)%          22.5%        (11.1)%            4.7%       13.1%

RATIOS AND SUPPLEMENTAL DATA
     Net Assets, End of Year (in thousands)                    $15,963        $17,650        $14,787         $21,351     $23,714
     Ratio of Net Expenses to Average Net Assets                 1.44%          1.38%          1.40%           1.27%       1.24%
     Ratio of Net Investment Income to Average Net Assets        0.41%          1.36%          1.69%           1.53%       0.89%
     Portfolio Turnover                                          34.4%          44.7%          32.6%           47.9%       24.4%


THE PRIMARY INCOME FUND

PER SHARE OPERATING PERFORMANCE

Net Asset Value, Beginning of Year                              $12.22         $10.40         $12.24          $13.86      $14.45
                                                                ------         ------         ------          ------      ------
Net Investment Income                                             0.28           0.35           0.44            0.42        0.45

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (0.32)          1.82          (1.60)          (0.14)       1.50
                                                                ------         ------         ------          ------      ------
Total from Investment Operations                                 (0.04)          2.17          (1.16)           0.28        1.95
                                                                ------         ------         ------          ------      ------
Less Distributions:
     From Net Investment Income                                  (0.28)         (0.35)         (0.44)          (0.43)      (0.44)
     From Net Realized Gains                                        --             --          (0.24)          (1.47)      (2.10)
                                                                ------         ------         ------          ------      ------
     Total Distributions                                         (0.28)         (0.35)         (0.68)          (1.90)      (2.54)
                                                                ------         ------         ------          ------      ------
Net Increase (Decrease)                                          (0.32)          1.82          (1.84)          (1.62)      (0.59)
                                                                ------         ------         ------          ------      ------
Net Asset Value, End of Year                                    $11.90         $12.22         $10.40          $12.24      $13.86
                                                                ------         ------         ------          ------      ------
                                                                ------         ------         ------          ------      ------
TOTAL INVESTMENT RETURN                                         (0.4)%          21.1%         (9.7)%            3.0%       14.7%

RATIOS AND SUPPLEMENTAL DATA
     Net Assets, End of Year (in thousands)                     $3,680         $3,726         $3,372          $4,276      $4,572
     Ratio of Net Expenses to Average Net Assets                 1.00%          1.00%          1.00%           1.00%       0.97%
     Ratio of Net Investment Income to Average Net Assets        2.27%          3.02%          4.04%           3.46%       3.16%
     Ratio of Total Expenses to Average Net Assets               2.78%          2.44%          2.43%           2.12%       2.02%
     Portfolio Turnover                                          21.5%          36.6%          33.4%           46.9%       33.5%


                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2002

1. ORGANIZATION

   The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986 and The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989 (collectively the "Companies"). The Companies are Wisconsin Corporations. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Funds.

   a.Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Price information on listed stocks is taken from the exchange where the security is primarily traded. Other securities for which market quotations are not readily available are valued under procedures approved by the Board of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

   b.Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

   c.No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The cost basis of investments for federal income tax purposes is the same as that for financial statement purposes. At June 30, 2002, the Income Fund had a federal income tax capital loss carryforward of $54,512 which expires in 2009. To the extent that the Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carry forward. As of June 30, 2002 the Income Fund had $40,376 of post-October 2001 capital losses which are deferred until 2003 for tax purposes. Net capital losses incurred after October 31, 2001 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

   d.Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

                               THE PRIMARY TREND FUND   THE PRIMARY INCOME FUND
                               ----------------------   -----------------------
                                  2002        2001         2002        2001
                                --------    --------      -------    --------

  Distributions paid from:
  Ordinary Income               $261,678    $636,343      $84,635    $110,305
  Net long term capital gains     32,928      83,961           --          --
                                --------    --------      -------    --------
Total taxable distributions      294,606     720,304       84,635     110,305
  Tax return of capital               --          --           --          --
                                --------    --------      -------    --------
Total distributions paid        $294,606    $720,304      $84,635    $110,305
                                --------    --------      -------    --------
                                --------    --------      -------    --------

     For the year ended June 30, 2002, the Trend Fund designated $32,928 as a long-term capital gain distribution for purposes of the dividends paid deduction.

   e.The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

   The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the year ended June 30, 2002. For the year ended June 30, 2002, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. The Adviser was not required to reimburse the Trend Fund for the year ended June 30, 2002. For the year ended June 30, 2002, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $84,914. The Trend Fund paid total directors fees of $1,000 to its outside directors and the Income Fund paid total directors fees of $1,000 to its outside directors during the year ended June 30, 2002.

4. PURCHASES AND SALES OF SECURITIES

   Total purchases and sales of securities, other than short-term investments, for the Funds for the year ended June 30, 2002 were as follows:

                                            THE PRIMARY          THE PRIMARY
                                             TREND FUND          INCOME FUND
                                            -----------          -----------
   Purchases                                 $5,067,705           $  750,571
   Sales                                      7,368,384            1,091,388

5. TAX INFORMATION

   At June 30, 2002, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $14,261,552 and $3,067,955 for the Trend Fund and Income Fund, respectively, were as follows:

                                            THE PRIMARY          THE PRIMARY
                                             TREND FUND          INCOME FUND
                                            -----------          -----------
   Appreciation                             $ 2,391,139          $   567,230
   Depreciation                                (684,635)            (106,906)
                                            -----------          -----------
   Net Appreciation of Investments          $ 1,706,504          $   460,324
                                            -----------          -----------
                                            -----------          -----------

   The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

   As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                            THE PRIMARY          THE PRIMARY
                                             TREND FUND          INCOME FUND
                                            -----------          -----------
   Undistributed ordinary income            $    19,262          $        49
   Undistributed long-term capital gains        676,111                   --
                                            -----------          -----------
   Accumulated earnings                         695,373                   49
   Accumulated capital and other losses              --              (94,888)
   Unrealized appreciation/(depreciation)     1,706,504              460,324
                                            -----------          -----------
   Total accumulated earnings/(deficit)     $ 2,401,877          $   365,485
                                            -----------          -----------
                                            -----------          -----------

TAX INFORMATION FOR CORPORATE SHAREHOLDERS

For the year ended June 30, 2002, 100% and 84% of dividends paid from net investment income, including short-term capital gains, qualified for the dividends received deduction available to corporate shareholders of the Trend Fund and Income Fund, respectively.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
  The Primary Trend Fund, Inc.
  The Primary Income Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Primary Trend Fund and The Primary Income Fund as of June 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Primary Trend Fund and The Primary Income Fund at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Milwaukee, Wisconsin
July 17, 2002

DIRECTORS AND OFFICERS

                                                                                               NUMBER OF
                                         TERM OF              PRINCIPAL                        PORTFOLIOS      OTHER
                          POSITION(S)    OFFICE AND           OCCUPATION(S)                    IN COMPLEX      DIRECTORSHIPS
NAME, ADDRESS             HELD WITH      LENGTH OF            DURING PAST                      OVERSEEN        HELD
AND AGE                   THE FUND       TIME SERVED          5 YEARS                          BY DIRECTOR     BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-----------------------------------------------------------------------------------------------------------------------------------
Harold L. Holtz           Director       Indefinite, until    Retired                          2               Sharon Foundry, Inc.
700 N. Water Street                      successor elected    Previously practiced as a CPA,
Milwaukee, WI  53202                                          both private & public for over
Age: 78                                  4 years              40 years
-----------------------------------------------------------------------------------------------------------------------------------
Clark Hillery             Director       Indefinite, until    Director of Team Services for    2               None
700 N. Water Street                      successor elected    the Milwaukee Bucks
Milwaukee, WI  53202
Age: 52                                  4 years
-----------------------------------------------------------------------------------------------------------------------------------
William J. Rack           Director       Indefinite, until    Commercial Real Estate           2               None
700 N. Water Street                      successor elected    Development and Leasing
Milwaukee, WI  53202
Age: 56                                  Newly elected
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
-----------------------------------------------------------------------------------------------------------------------------------
Barry S. Arnold           Director,      Indefinite, until    Portfolio Manager                2               Arnold Investment
700 N. Water Street       Vice President successor elected                                                     Counsel
Milwaukee, WI  53202      and Assistant
Age: 37                   Secretary      5 years
-----------------------------------------------------------------------------------------------------------------------------------
Lilli Gust                Director and   Indefinite, until    Investment Adviser               2               Arnold Investment
700 N. Water Street       President      successor elected                                                     Counsel
Milwaukee, WI  53202
Age: 56                                  16 years
-----------------------------------------------------------------------------------------------------------------------------------
OFFICER:
-----------------------------------------------------------------------------------------------------------------------------------
Jon P. Kiekhofer          Secretary and  One year             Administration Services Manager  2               None
700 N. Water Street       Treasurer                           (1999 - present) Senior Financial
Milwaukee, WI  53202                     Newly elected        Analyst (1995 - 1999)
Age: 43


Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-443-6544.

FUND PERFORMANCE COMPARISON

                                PRIMARY TREND FUND            S&P 500 COMPOSITE
                                ------------------            -----------------
6/30/92                                 10,000                       10,000
9/30/92                                 10,171                       10,315
12/31/92                                 9,919                       10,835
3/31/93                                 10,526                       11,308
6/30/93                                 10,815                       11,363
9/30/93                                 10,953                       11,656
12/31/93                                11,050                       11,927
3/31/94                                 10,726                       11,474
6/30/94                                 10,785                       11,523
9/30/94                                 11,364                       12,085
12/31/94                                11,036                       12,084
3/31/95                                 11,672                       13,260
6/30/95                                 12,621                       14,526
9/30/95                                 12,725                       15,680
12/31/95                                12,824                       16,624
3/31/96                                 13,905                       17,517
6/30/96                                 14,326                       18,303
9/30/96                                 14,818                       18,868
12/31/96                                16,668                       20,441
3/31/97                                 16,449                       20,989
6/30/97                                 18,084                       24,654
9/30/97                                 19,884                       26,500
12/31/97                                19,700                       27,261
3/31/98                                 21,045                       31,064
6/30/98                                 20,446                       32,089
9/30/98                                 18,338                       28,897
12/31/98                                19,303                       35,051
3/31/99                                 19,524                       36,798
6/30/99                                 21,403                       39,392
9/30/99                                 19,747                       36,932
12/31/99                                18,788                       42,428
3/31/2000                               18,679                       43,401
6/30/2000                               19,022                       42,248
9/30/2000                               20,995                       41,839
12/31/2000                              22,821                       38,565
3/31/2001                               22,350                       33,993
6/30/2001                               23,310                       35,982
9/30/2001                               20,992                       30,701
12/31/2001                              23,218                       33,981
3/31/2002                               24,596                       34,075
6/30/2002                               22,663                       29,510

Initial Investment of $10,000 on 6/30/92

FUND'S TOTAL RETURN PERFORMANCE
2002 Year to Date                        -2.4%
One Year                                 -2.8%
5 Years (annualized)                     +4.6%
10 Years (annualized)                    +8.5%
Since Inception 9/15/86 (annualized)     +8.5%

                               PRIMARY INCOME FUND            S&P 500 COMPOSITE
                               -------------------            -----------------

6/30/92                                 10,000                       10,000
9/30/92                                 10,370                       10,315
12/31/92                                10,185                       10,835
3/31/93                                 11,033                       11,308
6/30/93                                 11,274                       11,363
9/30/93                                 11,817                       11,656
12/31/93                                11,757                       11,927
3/31/94                                 11,300                       11,474
6/30/94                                 11,209                       11,523
9/30/94                                 11,697                       12,085
12/31/94                                11,453                       12,084
3/31/95                                 12,254                       13,260
6/30/95                                 12,872                       14,526
9/30/95                                 13,288                       15,680
12/31/95                                13,815                       16,624
3/31/96                                 14,396                       17,517
6/30/96                                 14,781                       18,303
9/30/96                                 15,106                       18,868
12/31/96                                16,591                       20,441
3/31/97                                 16,930                       20,989
6/30/97                                 18,343                       24,654
9/30/97                                 20,165                       26,500
12/31/97                                20,822                       27,261
3/31/98                                 21,611                       31,064
6/30/98                                 21,043                       32,089
9/30/98                                 20,239                       28,897
12/31/98                                20,932                       35,051
3/31/99                                 20,099                       36,798
6/30/99                                 21,668                       39,392
9/30/99                                 20,155                       36,932
12/31/99                                19,155                       42,428
3/31/2000                               19,275                       43,401
6/30/2000                               19,576                       42,248
9/30/2000                               21,826                       41,839
12/31/2000                              23,051                       38,565
3/31/2001                               22,790                       33,993
6/30/2001                               23,705                       35,982
9/30/2001                               22,579                       30,701
12/31/2001                              23,772                       33,981
3/31/2002                               25,200                       34,075
6/30/2002                               23,616                       29,510

Initial Investment of $10,000 on 6/30/92

FUND'S TOTAL RETURN PERFORMANCE
2002 Year to Date                        -0.7%
One Year                                 -0.4%
5 Years (annualized)                     +5.2%
10 Years (annualized)                    +9.0%
Since Inception 9/1/89 (annualized)      +9.3%

Past performance is not predictive of future performance. (You already know that...but we are required to say it anyway.) The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[THE PRIMARY TREND FUNDS LOGO]

WWW.PRIMARYTRENDFUNDS.COM
INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President
 Barry S. Arnold, Vice President and Assistant Secretary
 Jon P. Kiekhofer, Secretary and Treasurer

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz
 William J. Rack

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 Ernst & Young LLP
 111 East Kilbourn Avenue
 Milwaukee, Wisconsin 53202

LEGAL COUNSEL
 Foley & Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

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